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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K/A

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported): August 29, 2003



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



     Virginia              1-08964               54-0829246

  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 750-2202


Former name or former address, if changed since last report:  N/A

Forward Looking Statements

     Certain statements in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including "anticipate,"
"believe," "estimate," "expect" and similar expressions. Halifax Corporation ("Halifax" or the "Company") cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of the Company's revenues, risks involved in contracting with its customers, government contracting risks, absence of dividends, potential conflicts of interest, difficulties in attracting, and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and risks related to the Company's acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth, risks related to competition and the Company's ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the Company's Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 2.  Acquisition or Disposition of Assets

     As reported in the Current Report on Form 8-K dated August 29, 2003, on August 29, 2003, Halifax acquired all of the outstanding Common Stock of Microserv, Inc. ("Microserv"), a Washington corporation (the "acquisition transaction"). This Amendment to the Current Report on Form 8-K dated August 29, 2003 is being filed to include the pro-forma financial information required by Item 7.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of business acquired. Audited financial statements are not required pursuant to Rule 3-05(b)(2) of Regulation S-X as the company acquired does not meet the 20% tests set forth therein.

     (b)  Pro-forma Financial Information.

               The following pro-forma financial information are included in this current report:

               (i) Unaudited Pro-Forma Combined Condensed Statement of Operations for year ended March 31, 2003.

               (ii) Unaudited Pro-Forma Combined Condensed Statement of Operations for the three months ended June 30, 2003.

               (iii) Unaudited Pro-Forma Combined Condensed Balance Sheet as of June 30, 2003.

     (c)  Exhibits.

          The following exhibits are filed herewith:


S-K Item
Number    Description

99.1 Agreement and Plan of Merger, dated August 29, 2003 for the Acquisition of Microserv, Inc. by Halifax Corporation*

99.2      Registration Rights and Right of First Offer Agreement  dated
          August 29, 2003*

99.3 Employee Severance and Restricted Covenant Agreement with Gary Lukowski dated August 29, 2003*

99.4 Employee Severance and Restricted Covenant Agreement with Jonathan Scott dated August 29, 2003*

99.5      Voting Agreement dated August 29, 2003*

99.6      Form of Note to Microserv Shareholders*

99.7      General Release dated August 29, 2003*

99.8 Press Release dated August 29, 2003 (Incorporated by reference from the Current Report on Form 8-K dated August 29, 2003)*

99.9      Prof-orma Financial Statements


*Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HALIFAX CORPORATION



Date: November 12, 2003       By:     /s/Joseph Sciacca
                              Name:   Joseph Sciacca
                              Title   Chief Financial Officer:

                             EXHIBIT INDEX




S-K Item
Number    Description

99.1 Agreement and Plan of Merger, dated August 29, 2003 for the Acquisition of Microserv, Inc. by Halifax Corporation*

99.2      Registration Rights and Right of First Offer Agreement  dated
          August 29, 2003*

99.3 Employee Severance and Restricted Covenant Agreement with Gary Lukowski dated August 29, 2003*

99.4 Employee Severance and Restricted Covenant Agreement with Jonathan Scott dated August 29, 2003*

99.5      Voting Agreement dated August 29, 2003*

99.6      Form of Note to Microserv Shareholders*

99.7      General Release dated August 29, 2003*

99.8 Press Release dated August 29, 2003 (Incorporated by reference from the Current Report on Form 8-K dated August 29, 2003)*

99.9      Pro-forma Financial Statements


*Previously filed